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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                               SEPTEMBER 17, 2003

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                               ROADWAY CORPORATION
             (Exact name of registrant as specified in its charter)

                        COMMISSION FILE NUMBER 000-32821

           DELAWARE                                               34-1956254
(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                              1077 GORGE BOULEVARD
                                AKRON, OHIO 44310
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (330) 384-1717
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      The following exhibits are filed as part of this report:

Exhibit No.
-----------
    99.1         September 17, 2003 Press Release.
    99.2         September 30, 2003 Press Release.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On September 17, 2003, Roadway Corporation (the "Registrant") issued a press release announcing its anticipated earnings for its third fiscal quarter ended September 13, 2003. A copy of the press release is being furnished as
Exhibit 99.1 hereto and is incorporated herein by reference.

      On September 30, 2003, the Registrant reported its earnings for its fiscal third quarter of 2003. A copy of the Registrant's press release containing this information is being furnished as Exhibit 99.2 hereto and is incorporated herein by reference.

      The information furnished under this Item 12, including Exhibits 99.1 and 99.2, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in any such filing.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ROADWAY CORPORATION
                                          (Registrant)

        Date: October 6, 2003             By:       /s/ Joseph R. Boni III
                                              ----------------------------------
                                          Name: Joseph R. Boni III
                                          Title: Treasurer


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                                  EXHIBIT INDEX

Exhibit Number          Description
--------------          -----------
99.1                    Press Release dated September 17, 2003.  Filed herewith.
99.2                    Press Release dated September 30, 2003.  Filed herewith.


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